EMPLOYMENT AGREEMENT


      This EMPLOYMENT AGREEMENT("Agreement") is made this 27th day of December, 1999, and shall be in full force and effect upon execution by and between EAST COAST BEVERAGE CORP., a Florida corporation (hereinafter "Company"), on the one hand, and JOHN CALEBRESE (hereinafter "Employee"), on the other.

      WHEREAS, Company is a Florida corporation duly organized under the law of the State of Florida and is presently in existence and in good standing; and

      WHEREAS, Company, through its employees, officers and directors, is in the business of manufacturing, marketing and selling various flavored beverages and related products and supplies both nationally and internationally, in food and other related industries; and

      WHEREAS, Employee has considerable experience and expertise in the management and marketing of products similar to those marketed by Company to businesses and customers in the industry and Company seeks to benefit from the experience and expertise of Employee; and

      WHEREAS, Company and Employee desire to set forth the terms and conditions of their employment relationship.

      NOW,  THEREFORE,  in  consideration  of the  premises  and other  good and
valuable   consideration,   the  receipt   and   adequacy  of  which  is  hereby
acknowledged, the parties intending to be legally bound, do agree as follows:

1. Employment. In exchange for the consideration and other benefits described herein, and subject to the other terms and conditions set forth herein, Company hereby employs Employee as Chief Executive Officer and its Secretary and Treasurer (hereinafter referred to collectively as "CEO" or "Chief Executive Officer", unless specifically designated otherwise) and Employee accepts such employment upon the terms and conditions so set forth. In rendering such services as CEO, Employee shall perform such duties and exercise such powers as are customarily performed and exercised by persons holding such office including, without limitation, overall supervision and oversight of the Company and its officers, managers and employees, control of assets of the Company and responsibility for its financial operations and records, responsibility and authority to preside at all meetings of the shareholders and the Board of Directors of the Company and such other duties as may be vested in him by the Board of Directors of Company. As needed, Employee may also retain the services of other professionals and consultants to provide specialized experience and skills.

     2. Devotion of Skills and Effort. Employee shall devote his entire professional (as opposed to personal) time, energy and skill to the service of Company and the promotion of Company's interests, and to use his best efforts in the performance of his services hereunder. The parties agree that Employee may not, during the employment period, be engaged in any other business activity which would interfere with or constitute a conflict of interest with Employee's ability to perform his duties as CEO provided, however, Employee may invest his personal assets in businesses in which his investment is of a passive nature and may undertake and perform such other services as would be customary and befitting the CEO of a company such as service on boards of directors, honorary and civic associations, and participation in industry and business groups and organizations on a local, state or national level.

3. Authority to Contract. Employee shall have the authority to enter into contracts binding upon Company and to create obligations on the part of Company, subject to the Bylaws or directives and resolutions of the Board of Directors.

4. Term. The term of employment under this Agreement shall be three (3) years, unless an event of termination occurs and this Agreement is terminated as provided in Section 10 of this Agreement.

5. Salary and Benefits. Employee shall receive the following salary, benefits and other compensation during the term of his employment:

a. Base Salary of $200,000.00, per annum, payable monthly or otherwise in accordance with the regular payroll policies of Company, which policies may change from time to time, at Company's discretion, and subject to any appropriate state or federal taxes or withholding. Company shall from time to time, but no less than annually, review Employee's Base Salary and may, based on performance and merit considerations, increase, but not decrease, Employee's Base Salary below the amount set forth herein.

b. In addition to Base Salary, Employee shall be entitled to receive a Performance Bonus equal to thirty-five percent (35%) of his Base Salary in the event Company achieves its annual projected target sales. Any Performance Bonus shall be paid by Company on an annual basis, within sixty
     (60) days of the close of the annual sales period, whether such sales period is calculated on a fiscal or calendar year and further subject to any appropriate state or federal taxes. If at any time during the term of employment Company revises or otherwise terminates such a Performance Bonus program based on the Company's achievement of targeted sale figures, Employee shall be entitled to a minimum bonus of twenty-five percent (25%) of his Base Salary, so long as annual sales meet or exceed the sales figures for the twelve-month period immediately preceding the time such Performance Bonus Program was revised or terminated.

c. Employee is entitled to four (4) weeks paid vacation per calendar year of service. Any unused vacation may be accrued to the next year of service or, at Employee's option, Employee may elect to receive a lump sum cash benefit for the unused vacation days calculated at Employee's Base Salary rate.

d. Employee shall receive a $600.00 monthly payment for automobile and automobile insurance expenses. In addition, Employee shall be reimbursed for all costs of maintenance, repair, gas and tolls incurred by Employee in the performance of his duties.

e. In recognition of Company's present size and other business considerations warranting against the establishment of group insurance benefits, Employee shall receive a monthly lump sum payment in the amount of $1,200.00 for health, dental family plan and life insurance benefits Company agrees to provide as part of Employee's compensation package under this Agreement. In the event Company initiates a "group" insurance benefits plan or otherwise elects to provide such insurance benefits directly, Company agrees to provide comparable and equivalent insurance benefits or, alternatively, to continue to compensate Employee for the cost of obtaining such comparable insurance benefits.

f. Employee shall be entitled to such other benefits, or their monetary equivalent, including a cellular business phone and service and reimbursement for all reasonable business expenses incurred by Employee in the performance of his duties, including all reasonable travel, business entertainment and client development expenses. Employee agrees to provide documentation of such expenses as may be required for substantiation of such expenses as deductible business expenses of Company.

g. Company shall procure and maintain "Directors and Officers" professional liability insurance providing "Errors and Omissions" coverage for Employee in the performance of his duties for Company in an amount of no less than One Million ($1,000,000.00) Dollars of coverage per incident.

6. Grant of Fully Vested Stock Option to Employee. In recognition of Employee's key role in the initial development and success of Company and as further inducement for Employee to enter into this Agreement, Company grants Employee the option to purchase 4,097,298 shares of Company's common stock. The options will be exercisable at a price of $0.3355 per share and will be granted pursuant to the provisions of Company's Non-Qualified Stock Option Plan. The options will have a cashless exercise feature and will expire on December 31, 2004. The option exercise price and the shares issuable upon the exercise of the option will be subject to adjustment in the event of stock splits, recapitalizations, reorganizations, or similar events. The Company agrees to register the shares issuable upon the exercise of the options by means of a registration statement on Form S-8.

7. Confidentiality. During the term of this Agreement and hereafter as provided below, all information related to the business, operations, finances and strategies of Company, including without limitation, existing sales and customer information, is and shall remain the exclusive property of Company ("Confidential Information"). Employee agrees that, except for information that is generally available to the public, that is disclosed to any person or entity through no fault of Employee, or as compelled to be disclosed by court process, Employee will not at any time, directly or indirectly, use for his own benefit of for the benefit of any third party person or entity, or disclose to any person or entity, any Confidential Information. Employee acknowledges that all materials relating to such Confidential Information, as well as the Confidential Information, are the property of Company. Employee's obligations under this Agreement shall survive termination, for whatsoever reason, of this Agreement.

8. Covenant Not to Compete. During the term of this Agreement and continuing thereafter, upon termination of this Agreement as authorized in Section 10 of this Agreement, or upon Employee's voluntary resignation, for a period of one
(1) year ("No Compete Period"), Employee shall not, for compensation or otherwise, acting alone or in conjunction with others, directly or indirectly, as an employee, consultant or in any legal or equitable ownership capacity, participate or engage in a company or business engaged in the manufacture of potable beverage products operating within the State of Florida or any other territory in which Company conducted business during the term of this Agreement.

      In the event that any court of competent jurisdiction shall finally hold that this provision constitutes an unreasonable restriction upon Employee, Employee hereby expressly agrees that the provisions of this Agreement shall not be rendered void, but shall apply as to time and territory or to such extent as the court may judicially determine or indicate constitutes a reasonable and valid restriction based upon the circumstances involved. Notwithstanding any provision in this Agreement to the contrary, in the event Company terminates Employee in violation of this Agreement, the parties expressly recognize and agree that Employee is not bound by the Covenant Not to Compete set forth in this Section.

9. Surrender of Records. Upon the termination of Employee's employment, or upon the voluntary resignation by Employee of his employment, and in addition to such other action as may be reasonably and ordinarily required by Company, Employee agrees to surrender to Company all materials, computers, writings or other physical manifestations of Confidential Information, as defined herein, and all writings and material describing, promoting or containing any Confidential Information which Employee obtained directly or indirectly from Company.


10. Termination. As stated above, the term of this Agreement is for three (3) years, unless otherwise terminated by occasion of the following events of termination:

a. In the event of death or disability of such severity that the parties reach agreement, not to be unreasonably withheld, that Employee can no longer perform his duties, Company may immediately terminate this Agreement and shall have no further obligation under this Agreement except with respect to salary and benefits earned prior to termination and, as provided herein, payment of the Lump Sum Disability Benefit or as otherwise provided pursuant to the insurance and other benefits provided by Company. Disability, as used herein, shall mean a physical or mental condition which prevents Employee from performing his duties under this Agreement in a reasonable and professional manner and in the manner previously performed by him, for a period of at least three (3) consecutive months. In the event of Disability, as contemplated herein, Employee shall continue to receive his salary and other benefits during the initial three (3) consecutive month period. At the conclusion of the three (3) consecutive month period, in the event Employee has not resumed his duties, the parties shall diligently and promptly endeavor to determine if Employee is suffering from a Disability and, upon such determination that Employee is suffering from a Disability, Employee shall receive a lump sum payment equal to double the total annual value of Employee's Salary and Benefits compensation, as set forth in Paragraph 5 of this Agreement, calculated at the then current value, as a Lump Sum Disability Benefit. In the event Employee dies during the term of his active employment or within the initial consecutive three
     (3) month period while Employee is Disabled and otherwise unable to perform his duties, Employee's Estate shall be paid said Lump Sum Disability Benefit as a Lump Sum Death Benefit, to be paid to the Employee's Estate within sixty (60) days of death.

b. This Agreement may be terminated by either party in the event that Company is sold or, alternatively, substantially all of its assets are sold to a non-related third party. In the event that Company, or its successor-in-interest to this Agreement, elects to terminate this Agreement as provided in this sub-section, and upon fifteen (15) days' notice in writing to Employee, this Agreement shall terminate and Employee shall receive from Company a lump sum amount equal to treble the total annual value of Employee's Salary and Benefits compensation, as set forth in Paragraph 5 of this Agreement, calculated at the then current value as of the date Notice is given.

     In the event that Employee elects to terminate this Agreement, upon fifteen
(15) day's notice in writing to Company, Employee shall receive from Company a lump sum amount equal to the total annual value of Employee's Salary and Benefits compensation, as set forth in Paragraph 5 of this Agreement, calculated at the then current value as of the date Notice is given. In the event of termination under this subparagraph of the Agreement, Employee shall receive such Lump Sum Termination Payment within sixty (60) days of receipt of Notice of termination by the non-terminating party.

c. Company may otherwise terminate Employee only for "good cause" shown. Good cause shall consist of misconduct or dishonesty which has a material adverse effect on Company or its business or a material breach of Employee's obligations as CEO, as determined and specifically documented by the Board of Directors.

      It is the parties express intent and understanding that the above-outlined events of termination, to the extent such events of termination are exercised, shall not constitute a breach of this Agreement by either party.

11. Employee Representations, Warranties, and Acknowledgments. Employee represents and warrants to Company that he is fully empowered to enter into and perform his obligations under this Agreement and, without limitation, that he is under no restrictive covenants to any person or entity that will be violated by his entering into and performing this Agreement, and that this Agreement constitutes the valid and legally binding obligation of Employee enforceable in accordance with its terms. The execution and delivery of this Agreement by Employee has been duly authorized by all necessary action. Employee shall indemnify Company upon demand for and against any and all judgments, losses, claims, damages, costs (including without limitation all legal fees and costs, even if incident to appeals) incurred or suffered by any of them as a result of the breach of the representations and warranties made in this Section, or as a result of the failure of the acknowledgment made in this Section to be true and correct at all times.

12. No Waiver. The failure or delay of Company at any time to require performance by Employee of any provision of this Agreement, even if known, shall not affect the right of Company to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by Company of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on Employee in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

13. Benefits of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor the rights of Employee hereunder shall be assignable by Employee without the prior written consent of Company and any purported assignment by Employee of this Agreement or such rights without such consent, whether voluntarily or involuntarily, shall not vest in the purported assignee or transferee any interest or right herein whatsoever.

14. Amendment. This Agreement may be amended only by an agreement in writing signed by the parties hereto. A term of this Agreement may be waived only by a written instrument signed by the party entitled to the benefits thereof. No such agreement or instrument in writing shall extend to or affect any provision of this Agreement not expressly amended or waived, or impair any right consequent on any such provision. The waiver of any breach of, or the failure to enforce any provision of, this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof or a waiver of any such provision.

15. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by telex or facsimile (and promptly confirmed by certified mail, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice which shall be deemed effective when received):

a.    If to Company:

            Alexander Garabedian, Jr., President
            East Coast Beverage Corp.
            1750 University Drive
            Coral Springs, Florida 33071

b.    If to Employee:

            John Calebrese
            6238 N.W. 120 Drive
            Coral Springs, Florida 33076


16. Guaranty. The full and punctual payment by Company of all fees payable to Employee hereunder is unconditionally guaranteed by Company.

17. Miscellaneous provisions. If any part of this Agreement or any other Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

      Employee acknowledges that the services to be rendered by Employee hereunder are extraordinary and unique and are vital to the success of Company, and that damages at law would be an inadequate remedy for any breach or threatened breach of this Agreement with respect to those provisions providing for the Confidentiality of Confidential Information and Employee's Covenant Not to Compete. Therefore, in the event of a breach or threatened breach by Employee of the provisions set forth in Sections 7 and 8 of this Agreement, then Company shall be entitled, in addition to all other rights or remedies, to any injunctive relief authorized by law, without being required to show any actual damage.

      This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to principles of conflicts of laws and proper venue for any litigation arising out of this Agreement shall be Broward County, Florida.

      The parties acknowledge that this is a negotiated Agreement, and that in no event shall the terms hereof be construed against either party on the basis that such party, or its counsel, drafted this Agreement.

      At all times during the term of this Agreement and thereafter for those events and conduct carried out by Employee in the performance of his duties, Company agrees to indemnify and save Employee harmless from and against any and all liability for damages, losses, costs, charges and expenses of whatever kind and nature, including attorney's fees and costs, which Employee shall or may incur arising from the performance of his duties as Employee, provided that, as determined by final judicial decree, the events or conduct giving rise to Company's obligation to indemnify were not caused or occasioned by Employee's fraudulent or criminal conduct.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as set forth below.

                                       EAST COAST BEVERAGE CORP.

Attest:


                                       By
Secretary                              Title:
                                       Date:


Witness                                JOHN CALEBRESE

                                     Date:
Witness

                              EMPLOYMENT AGREEMENT


      This EMPLOYMENT AGREEMENT("Agreement") is made this 27th day of December, 1999, and shall be in full force and effect upon execution by and between EAST COAST BEVERAGE CORP., a Florida corporation (hereinafter "Company"), on the one hand, and ALEXANDER GARABEDIAN, JR. (hereinafter "Employee"), on the other.

      WHEREAS, Company is a Florida corporation duly organized under the law of the State of Florida and is presently in existence and in good standing; and

      WHEREAS, Company, through its employees, officers and directors, is in the business of manufacturing, marketing and selling various flavored beverages and related products and supplies both nationally and internationally, in food and other related industries; and

      WHEREAS, Employee has considerable experience and expertise in the management and marketing of products similar to those marketed by Company to businesses and customers in the industry and Company seeks to benefit from the experience and expertise of Employee; and

      WHEREAS, Company and Employee desire to set forth the terms and conditions of their employment relationship.

      NOW,  THEREFORE,  in  consideration  of the  premises  and other  good and
valuable   consideration,   the  receipt   and   adequacy  of  which  is  hereby
acknowledged, the parties intending to be legally bound, do agree as follows:

1. Employment. In exchange for the consideration and other benefits described herein, and subject to the other terms and conditions set forth herein, Company hereby employs Employee as President and Employee accepts such employment upon the terms and conditions so set forth. In rendering such services as President, Employee shall perform such duties and exercise such powers as are customarily performed and exercised by persons holding such office including, without limitation, overall management responsibilities for the operational, financial and administrative operations of Company and such other duties as may be vested in him by the Board of Directors of Company. As needed, Employee may also retain the services of other professionals and consultants to provide specialized experience and skills.

2. Devotion of Skills and Effort. Employee shall devote his entire professional (as opposed to personal) time, energy and skill to the service of Company and the promotion of Company's interests, and to use his best efforts in the performance of his services hereunder. The parties agree that Employee may not, during the employment period, be engaged in any other business activity which would interfere with or constitute a conflict of interest with Employee's ability to perform his duties as President provided, however, Employee may invest his personal assets in businesses in which his investment is of a passive nature and may undertake and perform such other services as would be customary and befitting the President of a company such as service on boards of directors, honorary and civic associations, and participation in industry and business groups and organizations on a local, state or national level.

3. Authority to Contract. Employee shall have the authority to enter into contracts binding upon Company and to create obligations on the part of Company, subject to the Bylaws or directives and resolutions of the Board of Directors.

4. Term. The term of employment under this Agreement shall be three (3) years, unless an event of termination occurs and this Agreement is terminated as provided in Section 9 of this Agreement.

5. Salary and Benefits. Employee shall receive the following salary, benefits and other compensation during the term of his employment:

a. Base Salary of $155,000.00, per annum, payable monthly or otherwise in accordance with the regular payroll policies of Company, which policies may change from time to time, at Company's discretion, and subject to any appropriate state or federal taxes or withholding. Company shall from time to time, but no less than annually, review Employee's Base Salary and may, based on performance and merit considerations, increase, but not decrease, Employee's Base Salary below the amount set forth herein.

b. In addition to Base Salary, Employee shall be entitled to receive a Performance Bonus equal to thirty-five percent (35%) of his Base Salary in the event Company achieves its annual projected target sales. Any Performance Bonus shall be paid by Company on an annual basis, within sixty
     (60) days of the close of the annual sales period, whether such sales period is calculated on a fiscal or calendar year and further subject to any appropriate state or federal taxes. If at any time during the term of employment Company revises or otherwise terminates such a Performance Bonus program based on the Company's achievement of targeted sale figures, Employee shall be entitled to a minimum bonus of twenty-five percent (25%) of his Base Salary, so long as annual sales meet or exceed the sales figures for the twelve-month period immediately preceding the time such Performance Bonus Program was revised or terminated.

c. Employee is entitled to four (4) weeks paid vacation per calendar year of service. Any unused vacation may be accrued to the next year of service or, at Employee's option, Employee may elect to receive a lump sum cash benefit for the unused vacation days calculated at Employee's Base Salary rate.

d. Employee shall receive a $1,150.00 monthly payment for automobile and automobile insurance expenses. In addition, Employee shall be reimbursed for all costs of maintenance, repair, gas and tolls incurred by Employee in the performance of his duties.
e. In recognition of Company's present size and other business considerations warranting against the establishment of group insurance benefits, Employee shall receive a monthly lump sum payment in the amount of $1,200.00 for health, dental family plan and life insurance benefits Company agrees to provide as part of Employee's compensation package under this Agreement. In the event Company initiates a "group" insurance benefits plan or otherwise elects to provide such insurance benefits directly, Company agrees to provide comparable and equivalent insurance benefits or, alternatively, to continue to compensate Employee for the cost of obtaining such comparable insurance benefits.

f. Employee shall be entitled to such other benefits, or their monetary equivalent, including a cellular business phone and service and reimbursement for all reasonable business expenses incurred by Employee in the performance of his duties, including all reasonable travel, business entertainment and client development expenses. Employee agrees to provide documentation of such expenses as may be required for substantiation of such expenses as deductible business expenses of Company.

g. Company shall procure and maintain "Directors and Officers" professional liability insurance providing "Errors and Omissions" coverage for Employee in the performance of his duties for Company in an amount of no less than One Million ($1,000,000.00) Dollars of coverage per incident.

6. Confidentiality. During the term of this Agreement and hereafter as provided below, all information related to the business, operations, finances and strategies of Company, including without limitation, existing sales and customer information, is and shall remain the exclusive property of Company ("Confidential Information"). Employee agrees that, except for information that is generally available to the public, that is disclosed to any person or entity through no fault of Employee, or as compelled to be disclosed by court process, Employee will not at any time, directly or indirectly, use for his own benefit of for the benefit of any third party person or entity, or disclose to any person or entity, any Confidential Information. Employee acknowledges that all materials relating to such Confidential Information, as well as the Confidential Information, are the property of Company. Employee's obligations under this Agreement shall survive termination, for whatsoever reason, of this Agreement.

7. Covenant Not to Compete. During the term of this Agreement and continuing thereafter, upon termination of this Agreement as authorized in Section 9 of this Agreement, or upon Employee's voluntary resignation, for a period of one
(1) year ("No Compete Period"), Employee shall not, for compensation or otherwise, acting alone or in conjunction with others, directly or indirectly, as an employee, consultant or in any legal or equitable ownership capacity, participate or engage in a company or business engaged in the manufacture of potable beverage products operating within the State of Florida or any other territory in which Company conducted business during the term of this Agreement.

      In the event that any court of competent jurisdiction shall finally hold that this provision constitutes an unreasonable restriction upon Employee, Employee hereby expressly agrees that the provisions of this Agreement shall not be rendered void, but shall apply as to time and territory or to such extent as the court may judicially determine or indicate constitutes a reasonable and valid restriction based upon the circumstances involved. Notwithstanding any provision in this Agreement to the contrary, in the event Company terminates Employee in violation of this Agreement, the parties expressly recognize and agree that Employee is not bound by the Covenant Not to Compete set forth in this Section.

8. Surrender of Records. Upon the termination of Employee's employment, or upon the voluntary resignation by Employee of his employment, and in addition to such other action as may be reasonably and ordinarily required by Company, Employee agrees to surrender to Company all materials, computers, writings or other physical manifestations of Confidential Information, as defined herein, and all writings and material describing, promoting or containing any Confidential Information which Employee obtained directly or indirectly from Company.

9. Termination. As stated above, the term of this Agreement is for three (3) years, unless otherwise terminated by occasion of the following events of termination:

         a. In the event of death or disability of such severity that the parties reach agreement, not to be unreasonably withheld, that Employee can no longer perform his duties, Company may immediately terminate this Agreement and shall have no further obligation under this Agreement except with respect to salary and benefits earned prior to termination and, as provided herein, payment of the Lump Sum Disability Benefit or as otherwise provided pursuant to the insurance and other benefits provided by Company. Disability, as used herein, shall mean a physical or mental condition which prevents Employee from performing his duties under this Agreement in a reasonable and professional manner and in the manner previously performed by him, for a period of at least
          three  (3)  consecutive   months.  In  the  event  of  Disability, as
         contemplated herein,  Employee shall continue to receive his salary and other benefits during the initial three (3) consecutive month period. At the conclusion of the three (3) consecutive month period, in the event Employee has not resumed his duties, the parties shall diligently and promptly endeavor to determine if Employee is suffering from a Disability and, upon such determination that Employee is suffering from a Disability, Employee shall receive a lump sum payment equal to double the total annual value of Employee's Salary and Benefits compensation, as set forth in Paragraph 5 of this Agreement, calculated at the then current value, as a Lump Sum Disability Benefit. In the event Employee dies during the term of his active employment or within the initial consecutive three (3) month period while Employee is Disabled and otherwise unable to perform his duties, Employee's Estate shall be paid said Lump Sum Disability Benefit as a Lump Sum Death Benefit, to be paid to the Employee's Estate within sixty (60) days of death.

         b. This Agreement may be terminated by either party in the event that Company is sold or, alternatively, substantially all of its assets are sold to a non-related third party. In the event that Company, or its successor-in-interest to this Agreement, elects to terminate this Agreement as provided in this sub-section, and upon fifteen (15) days' notice in writing to Employee, this Agreement shall terminate and Employee shall receive from Company a lump sum amount equal to treble the total annual value of Employee's Salary and Benefits compensation, as set forth in Paragraph 5 of this Agreement, calculated at the then current value as of the date Notice is given.

In the event that Employee elects to terminate this Agreement, upon fifteen (15) day's notice in writing to Company, Employee shall receive from Company a lump sum amount equal to the total annual value of Employee's Salary and Benefits compensation, as set forth in Paragraph 5 of this Agreement, calculated to the then current value as of the date Notice is given. In the event of termination under this subparagraph of the Agreement, Employee shall receive such Lump Sum Termination Payment within sixty (60) days of receipt of Notice of termination by the non-terminating party.

         c. Company may otherwise terminate Employee only for "good cause" shown. Good cause shall consist of misconduct or dishonesty which has a material adverse effect on Company or its business or a material breach of Employee's obligations as President, as determined and specifically documented by the Board of Directors.

      It is the parties express intent and understanding that the above-outlined events of termination, to the extent such events of termination are exercised, shall not constitute a breach of this Agreement by either party.

10. Employee Representations, Warranties, and Acknowledgments. Employee represents and warrants to Company that he is fully empowered to enter into and perform his obligations under this Agreement and, without limitation, that he is under no restrictive covenants to any person or entity that will be violated by his entering into and performing this Agreement, and that this Agreement constitutes the valid and legally binding obligation of Employee enforceable in accordance with its terms. The execution and delivery of this Agreement by Employee has been duly authorized by all necessary action. Employee shall indemnify Company upon demand for and against any and all judgments, losses, claims, damages, costs (including without limitation all legal fees and costs, even if incident to appeals) incurred or suffered by any of them as a result of the breach of the representations and warranties made in this Section, or as a result of the failure of the acknowledgment made in this Section to be true and correct at all times.

11. No Waiver. The failure or delay of Company at any time to require performance by Employee of any provision of this Agreement, even if known, shall not affect the right of Company to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by Company of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on Employee in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

12. Benefits of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor the rights of Employee hereunder shall be assignable by Employee without the prior written consent of Company and any purported assignment by Employee of this Agreement or such rights without such consent, whether voluntarily or involuntarily, shall not vest in the purported assignee or transferee any interest or right herein whatsoever.

13. Amendment. This Agreement may be amended only by an agreement in writing signed by the parties hereto. A term of this Agreement may be waived only by a written instrument signed by the party entitled to the benefits thereof. No such agreement or instrument in writing shall extend to or affect any provision of this Agreement not expressly amended or waived, or impair any right consequent on any such provision. The waiver of any breach of, or the failure to enforce any provision of, this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof or a waiver of any such provision.

14. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by telex or facsimile (and promptly confirmed by certified mail, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice which shall be deemed effective when received):

a.    If to Company:

            John Calabrese, Chief Executive Officer
            East Coast Beverage Corp.
            1750 University Drive
            Coral Springs, Florida 33071

      b.    If to Employee:

            Alexander Garabedian, Jr.



15. Guaranty. The full and punctual payment by Company of all fees payable to Employee hereunder is unconditionally guaranteed by Company.

16. Miscellaneous provisions. If any part of this Agreement or any other Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

      Employee acknowledges that the services to be rendered by Employee hereunder are extraordinary and unique and are vital to the success of Company, and that damages at law would be an inadequate remedy for any breach or threatened breach of this Agreement with respect to those provisions providing for the Confidentiality of Confidential Information and Employee's Covenant Not to Compete. Therefore, in the event of a breach or threatened breach by Employee of the provisions set forth in Sections 6 and 7 of this Agreement, then Company shall be entitled, in addition to all other rights or remedies, to any injunctive relief authorized by law, without being required to show any actual damage.

      This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to principles of conflicts of laws and proper venue for any litigation arising out of this Agreement shall be Broward County, Florida.

      The parties acknowledge that this is a negotiated Agreement, and that in no event shall the terms hereof be construed against either party on the basis that such party, or its counsel, drafted this Agreement.

      At all times during the term of this Agreement and thereafter for those events and conduct carried out by Employee in the performance of his duties, company agrees to indemnify and save Employee harmless from and against any and all liability for damages, losses, costs, charges and expenses of whatever kind and nature, including attorney's fees and costs, which Employee shall or may incur arising from the performance of his duties as Employee, provided that, as determined by final judicial decree, the events or conduct giving rise to Company's obligation to indemnify were not caused or occasioned by Employee's fraudulent or criminal conduct.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as set forth below.

                                       EAST COAST BEVERAGE CORP.

Attest:


                                       By
Secretary                              Title:
Date:





Witness                                ALEXANDER GARABEDIAN, JR.

                                     Date:
Witness

                              EMPLOYMENT AGREEMENT


      This agreement ("Agreement") is entered into on the date last set forth below by and between EAST COAST BEVERAGE CORPORATION, a Florida corporation ("Company") on the one hand, and Edward Shanahan, ("Employee") on the other, and is made with reference to the following facts.

          A.The Company is in the business of manufacturing, marketing and selling various flavored beverages and related products and supplies both nationally and internationally, in food and other related industries.

          B.The Employee has experience and expertise in the marketing and sales of such, or similar, products of the Company to businesses and customers in the industry. In particular, the Company is seeking to benefit from the experience and expertise of the Employee.

          C.This Agreement is intended to reflect the agreement between the parties.

          Now, therefore, the parties agree as follows:

                                   Article 1.
                                   DEFINITIONS

      The terms set forth below shall be defined as herein for purposes of this Agreement.

1.1   "Annual salary"

      This shall mean the guaranteed  Annual Salary that has been referred to in section 3.2 of this Agreement.

1.2   "Agreement"

      This shall mean this Employment Agreement.

1.3   "Company Confidentiality Agreement"

     This shall mean the Confidentiality Agreement signed by the parties in connection with this Agreement

1.4   "Company Customers"

      This shall mean all the existing customers and future customers of the Company from time to time.

1.5   "Cause"

      Cause shall exist if the Employee commits any act of dishonesty, punishable under California or Federal law as a felony, discloses Confidential Information other than with the approval of the Company; consistently materially neglects his duties with respect to his assignments after the Company has given written notice and an opportunity to improve his performance hereunder; commits a material breach of this agreement; or in the event of death or disability.

1.6   "Commence Date"

      This shall mean October 26, 1998.

1.7   "Confidential Information"

      This shall have the meaning as defined in the Company Confidentiality Agreement.

1.8   "Disability"

      This shall mean any physical or mental incapacity which results in the Employee being unable to materially perform his regular full time duties for 30 (thirty) days out of any 90 (ninety) day period.

1.9   "Signing Bonus"

      This shall mean the sum of $10,000.00 (ten thousand dollars) payable to Employee upon the Commencement Date.

1.10  "Term"

      This shall mean the period of 2 years commencing on the Commencement Date (the initial term), or such further period as may be agreed between the parties in writing. The Company shall have the option to extend this Agreement for an additional two years, provided it has given 90 days written notice prior to the end of the initial term.

1.11  "Termination Date"

      This shall mean either the date upon which the term ends or, if this Agreement is terminated with notice, the last day of that notice. If the Agreement is terminated without notice, the date of notification of the termination.

                                   Article 2.
                             OBLIGATIONS OF EMPLOYEE

      2.1   Services

      Employee shall hold the position and title as Director of the Marketing and Sales and will be based in New England at a location chosen by employee but will have territorial responsibilities primarily throughout the Northeast and

Southeastern United States. Employee shall perform the assignments and duties pursuant to the terms and conditions of this Agreement.

2.2   Exclusivity

      For the Term, Employee shall work only for the Company and shall not perform services of any kind for any person or entity other than the Company. He agrees to devote full time, ability, attention, energy, knowledge and skills solely and exclusively to performing the duties relating to the Company business. However, the employee will be permitted to be involved in father-in-law's business, also will be involved in nut business providing the Company name is changed and the business does not involve beverages.

2.3   Confidentiality

      Employee shall comply with the Company Confidentiality Agreement.

                                   Article 3.
                            COMPENSATION AND BENEFITS

      3.1   Compensation

      Subject to the terms and conditions of this Agreement, Employee shall receive the compensation as set out herein.

3.2   Annual Salary

      Employee shall receive a salary of $125,000.00 (One Hundred Twenty Five Thousand Dollars) per year. Said salary shall be paid in equal bi-weekly installments.

3.3   Signing Bonus

      Employee shall receive a one time $10,000.00 signing bonus when this Agreement is signed. Said bonus shall be fully earned upon the signing of this Agreement.

3.4   Company Stock

      A sufficient number of the Company's shares of common stock shall be issued and delivered to the Employee, upon execution of this Agreement, such that the Employee will then own 6% of its issued and outstanding common shares. Said stock shall be restricted and contain in its legend, certain limitations which will provide that said stock shall not be assigned, liquidated, transferred, sold or negotiated for a period of two years from issuance.
Further, said stock shall be a non-voting and may at any time be sold, transferred, assigned, liquidated, or otherwise negotiated, in the event of a sale of more than fifty (50%) percent of the outstanding shares of the Company or after a period of two years. In the event that over 50% of the outstanding shares of the Company are sold or transferred, Company agrees to re-purchase or sell Employee's shares in that transaction.

      It is further agreed that said six (6%) percent stock ownership in the Company shall not be diluted or increased as a result of any action of the Company. Employee shall be entitled to maintain the equivalent percentage of ownership interest by the addition or deletion in outstanding issued shares in the Company, equivalent to six (6%) percent.

      If Employee voluntarily terminates his employment with the Company during the restricted period for any reason other than Employee's death or disability or the Company's breach of this Agreement, all restricted stock subject to restriction at the date of such termination shall automatically be forfeited and returned to the Company.

      In the event of Employee's demise or disability during the period of the two year restriction on said stock, the stock shall inure to the benefit of Employee's heirs, subject to all terms and conditions set forth herein. Upon expiration of the term, or upon the Company's breach of this agreement, the Employee may require the Company to re-purchase for cash within 120 days, the Employee's stock for fair market value as determined by a mutually agreed to third party. In the event that third party cannot be agreed to, both parties will choose one and those two will choose a third and the opinion of the majority will be binding.

3.5   Other Payments

      In addition to the Salary payable hereunder, Company shall pay to Employee the following:

      (a) Company credit card will be made available to the Employee with a pre-determined limit, set by the Company, to be used exclusively for Company business, and will be subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (b) reimbursement for reasonable and necessary telephone and postage expenses, payable in arrears, subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (c) a two week vacation after each year of service; to be taken at a time subject to prior approval of the Company, but in no event, shall vacation be scheduled in the summer months;
      (d) a $500.00 (five hundred dollar) car allowance, payable monthly in equal installments.

      Employee shall be solely responsible for medical, dental and/or life insurance during the term of this agreement.

3.6   Indemnification

      The Company shall indemnify the Employee to the fullest extent permitted by law for all acts taken or required within the scope of his employment.

                                   Article 4.
                                  TERMINATION

4.1   Termination by Company

      This Agreement may be terminated by the Company without notice for Cause. This Agreement may also terminate automatically without notice on the occurrence of the Employee failing to comply with his obligations under section 2.2 above either as a result of death or disability.

4.2   Obligations upon termination

      Upon termination of this Agreement, with or without cause, Employee shall immediately return to the Company all files, records, documents, specifications, equipment, and similar items relating to the business of the Company, whether prepared by the Employee or otherwise coming into his possession.

                                   Article 5.
                                     GENERAL

5.1   Entire Agreement

      This Agreement is the final and exclusive statement of all agreements and understandings between the parties with respect to the subject matter described herein. There are no other agreements, representations, warrants or conditions other than those contained hereunder.

      5.2   Changes, modifications or alterations

      No change, modification or alteration of this Agreement shall be effective unless in writing and signed by all parties.

      5.3   No Waiver

      No waiver of any provision of this Agreement or of the rights and obligations of the parties shall be effective unless in writing and signed by the party waiving compliance. Any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

5.4   Severability

      If all or any part of this Agreement is found invalid or unenforceable pursuant to judicial decree, the remainder of this Agreement shall remain valid and enforceable.

5.5   Governing law

      Governing law of this Agreement shall be the law of the state of California. This Agreement is deemed to have been entered into in California and both parties agree to submit to personal jurisdiction of California state and federal courts. Any suit brought to enforce this Agreement shall be brought only in the state or Federal courts of California and each party agrees to service of process by certified U.S. Mail sent by a registered process server.

5.6   Notices

      Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given on the date of service, or on the 3rd day after mailing by registered or certified mail, postage pre-paid and properly addressed, at the following addresses:

       The Company
       East Coast Beverage Corporation
       1750 University Drive, Suite 117
       Coral Springs, FL 33071
      Attn: JohnCalebrese

       The Employee
       Edward Shanahan
       78 Harrington Ridge Road
       Sherborn, MA 01770

Courtesy copies of any notices to the Company shall also be sent to:

       John M. Downer, Esquire
       3080 Bristol Street, Suite 630
       Costa Mesa, CA 92626

       The Law Offices of Steven A. Scott
       728 N.W. 8th Avenue
       P.O. Box 2212
       Gainesville, FL 32601

5.7   Assignment

      This Agreement is a personal one, being entered into in reliance upon and in consideration of the singular personal skill and qualifications of the Employee. Employee shall therefore not voluntarily or by operation of law assign, subcontract any portion of, or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempted assignment or transfer by Employee shall be wholly void. Company shall have the right to assign this Agreement to any affiliated entity or by operation of law.

5.8   Subject Headings

      Subject headings of the articles and sections of this Agreement are included for convenience only, and shall not affect the construction or interpretation of its provisions.

5.9   Preamble; Exhibits

      The preamble to this Agreement and the Exhibits hereto are hereby incorporated herein by reference.

5.10  Counterparts

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

5.11  Joint Drafting

      This agreement shall be deemed to have been drafted by the parties jointly.

5.12  Advice of Counsel

      Employee has been given an opportunity to consult with independent counsel of its choice prior to executing this Agreement. Employee has been advised and encouraged not to execute this Agreement without first consulting with counsel.

5.13  Reservation of Management Rights

      Except as expressly provided herein, the Company exclusively reserves all inherent rights and responsibilities including, but not limited to, the right to promulgate rules and regulations necessary for the management, operation and supervision of the Company and its business.

5.14  Legal Fees

      If any litigation results from this Agreement, the non-prevailing party in such litigation shall pay all of the prevailing party's attorney fees and costs actually incurred, regardless of any applicable determination of any court concerning the reasonableness of the amount thereof. It is the express intent of the parties that, under all circumstances, the prevailing party shall recover all attorney's fees actually incurred in bringing or defending such action and in enforcing any judgement or award granted therein.

EAST COAST BEVERAGE CORPORATION

By: /s/ John Calebrese

Name. John Calebrese
Title: President
Date: 10-10-98

EMPLOYEE

     /s/ Edward Shanahan
Name:  Edward Shanahan

Date:  10-22-98

                              ADDENDUM TO EMPLOYMENT AGREEMENT

     Addendum to Employment Agreement by and between East Coast Beverage Corp. (the "Company") and Edward Shanahan (the "Employee") dated October 22, 1998

      Whereas, the Company plans a reverse merger with a public entity;

     Whereas, the Company is seeking to raise additional capital through the private placement of its common stock;

      Whereas, the Company and the Employee agree to modify the Employment Agreement as follows:

      Article 3.4 Company Stock

      Change 6% of the Company's restricted and non-voting common stock to 195,0000 shares of the Company's restricted and non-voting common stock.

      AGREED AND ACCEPTED THIS 26 day of August, 1999 by and between

      East Coast Beverage Corp.          Employee


     /s/ John Calebrese                  /s/ Edward Shanahan
     John Calebrese, CEO                 Edward Shanahan

                              EMPLOYMENT AGREEMENT



      This agreement ("Agreement") is entered into on the date last set forth below by and between EAST COAST BEVERAGE CORPORATION, a Florida corporation ("Company") on the one hand, and John Daumeyer, ("Employee") on the other, and is made with reference to the following facts.

          A.The Company is in the business of manufacturing, marketing and selling various flavored beverages and related products and supplies both nationally and internationally, in food and other related industries.

          B.The Employee has experience and expertise in the marketing and sales of such, or similar, products of the Company to businesses and customers in the industry. In particular, the Company is seeking to benefit from the experience and expertise of the Employee.

          C.This Agreement is intended to reflect the agreement between the parties.

          Now, therefore, the parties agree as follows:

                                   Article 1.
                                   DEFINITIONS

      For convenience, certain terms are defined in Article 1 of this Agreement. Where any terms so defined are also defined in any state or federal legislation, the term as used herein shall have the meaning stated in
      Article 1.

1.1   "Annual salary"

      This shall mean the guaranteed  Annual Salary that has been referred to in section 3.2 of this Agreement.

1.2   "Agreement"

      This shall mean this Employment Agreement.

1.3   "East Coast Beverage Corp. Company Confidentiality Agreement"

      This shall mean the Company's most current Confidentiality Agreement that all of its employees and consultants are required to sign.

1.4   "Company Customers"

      This shall mean all the existing customers and prospective customers of the Company.

1.5   "Cause"

      Cause shall exist if the Employee commits any act of dishonesty, discloses Confidential Information other than with the approval of the Company; is guilty of misconduct; consistently neglects his duties with respect to his assignments after the Company has given written notice and an opportunity to improve his performance hereunder, commits a breach of this agreement; or in the event of death or disability.

1.6   "Commence Date"

      This shall mean November 2, 1998.

1.7   "Confidential Information"

      This shall have the meaning as defined in the Company Confidentiality Agreement.

1.8   "Disability"

      This shall mean any physical or mental incapacity which results in the Employee being unable to satisfactorily perform his regular full time duties for 30 (thirty) days out of any 90 (ninety) day period.

1.9   "Term"

      This shall mean the period of 2 years commencing on the Commencement Date, or such further period as may be agreed between the parties in writing.

1.10  "Termination Date"

      This shall mean either the date upon which the term ends or, if this Agreement is terminated with notice, the last day of that notice. If the Agreement is terminated without notice, the date of notification of the termination.

                                   Article 2.
                             OBLIGATIONS OF EMPLOYEE

      2.1   Services

      Employee shall perform the assignments and duties pursuant to the terms and conditions of this Agreement. These duties shall include, but shall not be limited to, those items listed in Exhibit A, which is attached hereto.

2.2   Exclusivity

      For the Term, Employee shall work only for the Company and shall not perform services of any kind for any person or entity other than the Company. He agrees to devote full time, ability, attention, energy, knowledge and skills solely and exclusively to performing the duties relating to the Company business.

2.3   Confidentiality

      Employee shall execute the Company Confidentiality Agreement presently in effect and any subsequent, and similar Agreement of the Company.

                                   Article 3.
                            COMPENSATION AND BENEFITS

      3.1   Compensation

      Subject to the terms and conditions of this Agreement, Employee shall receive the compensation as set out herein.

3.2   Annual Salary

      Employee shall receive a salary of $95,000.00 (Ninety Five Thousand Dollars) per year. Said salary shall be paid in equal installments, as determined by the Company, but no less than monthly.

3.3   Company Stock

      The Company shall issue to the Employee, the equivalent of a four (4) percent interest of common stock. Said stock shall be restricted and contain in its legend, certain limitations which will provide that said stock shall not be assigned, liquidated, transferred, sold or negotiated for a period of three years from issuance. Further, said stock shall be non-voting and shall be sold, transferred, assigned, liquidated or otherwise negotiated, in the event of a sale of more than seventy-five (75%) percent of the outstanding shares of the Company or after a period of two years. Further said stock shall be issued thirty (30) days after execution of contract.

3.4   Other Payments

      In addition to the Salary payable hereunder, Company shall pay to Employee the following:

      (a) Company credit card will be made available to the Employee with a pre-determined limit, set by the Company, to be used exclusively for Company business, and will be subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (b) reimbursement for reasonable and necessary telephone and postage expenses, payable in arrears, subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (c) a two week vacation after each year of service; to be taken at a time subject to prior approval of the Company, but in no event, shall vacation be scheduled in the summer months;
      (d) a $500.00 (five hundred dollar) monthly automobile allowance, with the Employee responsible for any and all cost in excess of that amount.

     (e)  performance  clause to earn twenty ($.20) cents per case per quarter;
      (f) a one time signing bonus of seven thousand five hundred ($7,500.00) dollars at the commencement of the agreement.

      Employee shall be solely responsible for medical, dental and/or life insurance during the term of this agreement.

                                   Article 4.
                                   TERMINATION

4.1   Termination by Company

      This Agreement may be terminated by the Company without notice for Cause. This Agreement may also terminate automatically without notice on the occurrence of the Employee failing to comply with his obligations under section 2.2 above either as a result of death or disability or other incapacity or reason.

4.2   Obligations upon termination

      Upon termination of this Agreement, with or without cause, Employee shall immediately return to the Company all files, records, documents, specifications, equipment, and similar items relating to the business of the Company, whether prepared by the Employee or otherwise coming into his possession.

                                   Article 5.
                                     GENERAL

5.1   Entire Agreement

      This Agreement is the final and exclusive statement of all agreements and understandings between the parties with respect to the subject matter described herein. There are no other agreements, representations, warrants or conditions other than those contained hereunder.

      5.2   Changes, modifications or alterations

      No change, modification or alteration of this Agreement shall be effective unless in writing and signed by all parties.

      5.3   No Waiver

      No waiver of any provision of this Agreement or of the rights and obligations of the parties shall be effective unless in writing and signed by the party waiving compliance. Any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

5.4   Severability

      If all or any part of this Agreement is found invalid or unenforceable pursuant to judicial decree, the remainder of this Agreement shall remain valid and enforceable.

5.5   Governing law

      Governing law of this Agreement shall be the law of the state of California. This Agreement is deemed to have been entered into in California and both parties agree to submit to personal jurisdiction of California state and federal courts. Any suit brought to enforce this Agreement shall be brought only in the state or Federal courts of California and each party agrees to service of process by certified U.S. Mail sent by a registered process server.

5.6   Notices

      Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given on the date of service, or on the 3rd day after mailing by registered or certified mail, postage pre-paid and properly addressed, at the following addresses:

       The Company
       East Coast Beverage Corporation
       1750 University Drive, Suite 117
       Coral Springs, FL 33071
       Attn: JohnCalebrese

       The Employee
       John Daumeyer
       8621 Brookridge Drive
       West Chester, OH 45069

Courtesy copies of any notices to the Company shall also be sent to:

       John M. Downer, Esquire
       3080 Bristol Street, Suite 630
       Costa Mesa, CA 92626

5.7   Assignment

      This Agreement is a personal one, being entered into in reliance upon and in consideration of the singular personal skill and qualifications of the Employee. Employee shall therefore not voluntarily or by operation of law assign, subcontract any portion of, or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempted assignment or transfer by Employee shall be wholly void. Company shall have the right to assign this Agreement to any affiliated entity or by operation of law.

5.8   Subject Headings

      Subject headings of the articles and sections of this Agreement are included for convenience only, and shall not affect the construction or interpretation of its provisions.

5.9   Preamble; Exhibits

      The preamble to this Agreement and the Exhibits hereto are hereby incorporated herein by reference.

5.10  Counterparts

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

5.11  Joint Drafting

      This agreement shall be deemed to have been drafted by the parties jointly.

5.12  Advice of Counsel

      Employee has been given an opportunity to consult with independent counsel of its choice prior to executing this Agreement. Employee has been advised and encouraged not to execute this Agreement without first consulting with counsel.

5.13  Reservation of Management Rights

      Except as expressly provided herein, the Company exclusively reserves all inherent rights and responsibilities including, but not limited to, the right to promulgate rules and regulations necessary for the management, operation and supervision of the Company and its business.


EAST COAST BEVERAGE CORPORATION

By: /s/ John Calebrese

Name. John Calebrese
Title: President
Date: 10-10-98

EMPLOYEE

/s/ John Daumeyer

Name:  John Daumeyer
Date:  10-7-98
ECBC Employ Agree John Daumeyer 2-00

                        ADDENDUM TO EMPLOYMENT AGREEMENT

     Addendum to Employment Agreement by and between East Coast Beverage Corp. (the "Company") and John Daumeyer (the "Employee") dated October 7, 1998

      Whereas, the Company plans a reverse merger with a public entity;

     Whereas, the Company is seeking to raise additional capital through the private placement of its common stock;

      Whereas, the Company and the Employee agree to modify the Employment Agreement as follows:

      Article 3.3 Company Stock

      Change 4% of the Company's restricted and non-voting common stock to 130,0000 shares of the Company's restricted and non-voting common stock.

      AGREED AND ACCEPTED THIS 26 day of August, 1999 by and between

      East Coast Beverage Corp.          Employee


   /s/ John Calebrese                   /s/ John Daumeyer
  John Calebrese, CEO                   John Daumeyer

                              EMPLOYMENT AGREEMENT



      This agreement ("Agreement") is entered into on the date last set forth below by and between EAST COAST BEVERAGE CORPORATION, a Florida corporation ("Company") on the one hand, and Perry Maxwell, ("Employee") on the other, and is made with reference to the following facts.

          A.The Company is in the business of manufacturing, marketing and selling various flavored beverages and related products and supplies both nationally and internationally, in food and other related industries.

          B.The Employee has experience and expertise in the marketing and sales of such, or similar, products of the Company to businesses and customers in the industry. In particular, the Company is seeking to benefit from the experience and expertise of the Employee.

          C.This Agreement is intended to reflect the agreement between the parties.

          Now, therefore, the parties agree as follows:

                                   Article 1.
                                   DEFINITIONS

      For convenience, certain terms are defined in Article 1 of this Agreement. Where any terms so defined are also defined in any state or federal legislation, the term as used herein shall have the meaning stated in
      Article 1.

1.1   "Annual salary"

      This shall mean the guaranteed  Annual Salary that has been referred to in section 3.2 of this Agreement.

1.2   "Agreement"

      This shall mean this Employment Agreement.

1.3   "East Coast Beverage Corp. Company Confidentiality Agreement"

      This shall mean the Company's most current Confidentiality Agreement that all of its employees and consultants are required to sign (attached to this Agreement).

1.4   "Company Customers"

      This shall mean all the existing customers and prospective customers with whom the Company has established a relationship.

1.5   "Cause"

      Cause shall exist if the Employee commits any act of dishonesty, discloses Confidential Information other than with the approval of the Company; is guilty of misconduct; consistently neglects his duties with respect to his assignments after the Company has given written notice and an opportunity to improve his performance hereunder, commits a breach of this agreement; or in the event of death or disability.

1.6   "Commence Date"

      This shall mean November 2, 1998.

1.7   "Confidential Information"

      This shall have the meaning as defined in the Company Confidentiality Agreement.

1.8   "Disability"

      This shall mean any physical or mental incapacity which results in the Employee being unable to satisfactorily perform his regular full time duties for 30 (thirty) days out of any 90 (ninety) day period.

1.9   "Term"

      This shall mean the period of 2 years commencing on the Commencement Date, or such further period as may be agreed between the parties in writing.

1.10  "Termination Date"

      This shall mean either the date upon which the term ends or, if this Agreement is terminated with notice, the last day of that notice. If the Agreement is terminated without notice, the date of notification of the termination.

                                         Article 2.
                                  OBLIGATIONS OF EMPLOYEE

      2.1   Services

      Employee shall perform the assignments and duties pursuant to the terms and conditions of this Agreement. These duties shall include, but shall not be limited to, those items listed in Exhibit A, which is attached hereto. Additional duties may be added by mutual consent.

2.2   Exclusivity

      For the Term, Employee shall work only for the Company and shall not perform services of any kind for any person or entity other than the Company. He agrees to devote full time, ability, attention, energy, knowledge and skills solely and exclusively to performing the duties relating to the Company business.

2.3   Confidentiality

      Employee shall execute the Company Confidentiality Agreement presently in effect and any subsequent, and similar Agreement of the Company.

                                   Article 3.
                            COMPENSATION AND BENEFITS

      3.1   Compensation

      Subject to the terms and conditions of this Agreement, Employee shall receive the compensation as set out herein.

3.2   Annual Salary

      Employee shall receive a salary of $85,000.00 (Eighty Five Thousand Dollars) per year. Said salary shall be paid in equal installments, bi-weekly, as determined by the Company, but no less than monthly.

3.3   Company Stock

      The Company shall issue to the Employee, the equivalent of a four (4) percent interest of common stock. Said stock shall be restricted and contain in its legend, certain limitations which will provide that said stock shall not be assigned, liquidated, transferred, sold or negotiated for a period of three years from issuance. Further, said stock shall be non-voting and shall be sold, transferred, assigned, liquidated or otherwise negotiated, in the event of a sale of more than seventy-five (75%) percent of the outstanding shares of the Company or after a period of two years. Further said stock shall be issued thirty (30) days after execution of contract.

3.4   Other Payments

      In addition to the Salary payable hereunder, Company shall pay to Employee the following:

      (a) Company credit card will be made available to the Employee with a pre-determined limit, set by the Company, to be used exclusively for Company business, and will be subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (b) reimbursement for reasonable and necessary telephone and postage expenses, payable in arrears, subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (c) a two week vacation after each year of service; to be taken at a time subject to prior approval of the Company, but in no event, shall vacation be scheduled in the summer months;
      (d) a $500.00 (five hundred dollar) monthly automobile allowance, with the Employee responsible for any and all cost in excess of that amount.

      (e)  performance  clause to earn twenty ($.20) cents per case per quarter;
      (f) a one time signing bonus of seven thousand five hundred ($7,500.00) dollars at the commencement of the agreement.

      Employee shall be solely responsible for medical, dental and/or life insurance during the term of this agreement.

                                   Article 4.
                                   TERMINATION

4.1   Termination by Company

      This Agreement may be terminated by the Company without notice for Cause. This Agreement may also terminate automatically without notice on the occurrence of the Employee failing to comply with his obligations under section 2.2 above either as a result of death or disability or other incapacity or reason.

4.2   Obligations upon termination

      Upon termination of this Agreement, with or without cause, Employee shall immediately return to the Company all files, records, documents, specifications, equipment, and similar items relating to the business of the Company, whether prepared by the Employee or otherwise coming into his possession.

                                   Article 5.
                                     GENERAL

5.1   Entire Agreement

      This Agreement including the confidentiality agreement and Exhibit "A", is the final and exclusive statement of all agreements and understandings between the parties with respect to the subject matter described herein. There are no other agreements, representations, warrants or conditions other than those contained hereunder.

      5.2   Changes, modifications or alterations

      No change, modification or alteration of this Agreement shall be effective unless in writing and signed by all parties.

      5.3   No Waiver

      No waiver of any provision of this Agreement or of the rights and obligations of the parties shall be effective unless in writing and signed by the party waiving compliance. Any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

5.4   Severability

      If all or any part of this Agreement is found invalid or unenforceable pursuant to judicial decree, the remainder of this Agreement shall remain valid and enforceable.

5.5   Governing law

      Governing law of this Agreement shall be the law of the state of California. This Agreement is deemed to have been entered into in California and both parties agree to submit to personal jurisdiction of California state and federal courts. Any suit brought to enforce this Agreement shall be brought only in the state or Federal courts of California and each party agrees to service of process by certified U.S. Mail sent by a registered process server.

5.6   Notices

      Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given on the date of service, or on the 3rd day after mailing by registered or certified mail, postage pre-paid and properly addressed, at the following addresses:

             The Company
       East Coast Beverage Corporation
       1750 University Drive, Suite 117
       Coral Springs, FL 33071
      Attn: John Calebrese

      The Employee
       Perry Maxwell
       2679 Corey Place
       San Ramon, CA 94583

Courtesy copies of any notices to the Company shall also be sent to:

       John M. Downer, Esquire
       3080 Bristol Street, Suite 630
       Costa Mesa, CA 92626

5.7   Assignment

      This Agreement is a personal one, being entered into in reliance upon and in consideration of the singular personal skill and qualifications of the Employee. Employee shall therefore not voluntarily or by operation of law assign, subcontract any portion of, or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempted assignment or transfer by Employee shall be wholly void. Company shall have the right to assign this Agreement to any affiliated entity or by operation of law.

5.8   Subject Headings

      Subject headings of the articles and sections of this Agreement are included for convenience only, and shall not affect the construction or interpretation of its provisions.

5.9   Preamble; Exhibits

      The preamble to this Agreement and the Exhibits hereto are hereby incorporated herein by reference.

5.10  Counterparts

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

5.11  Joint Drafting

      This agreement shall be deemed to have been drafted by the parties jointly.

5.12  Advice of Counsel

      Employee has been given an opportunity to consult with independent counsel of its choice prior to executing this Agreement. Employee has been advised and encouraged not to execute this Agreement without first consulting with counsel.

5.13  Reservation of Management Rights

      Except as expressly provided herein, the Company exclusively reserves all inherent rights and responsibilities including, but not limited to, the right to promulgate rules and regulations necessary for the management, operation and supervision of the Company and its business.


EAST COAST BEVERAGE CORPORATION

By: /s/ John Calebrese

Name. John Calebrese
Title: President
Date: 10-10-98

EMPLOYEE

/s/ Perry Maxwell
Name:  Perry Maxwell

Date:  10-13-98

                        ADDENDUM TO EMPLOYMENT AGREEMENT

     Addendum to Employment Agreement by and between East Coast Beverage Corp. (the "Company") and Perry Maxwell (the "Employee") dated October 13, 1998

      Whereas, the Company plans a reverse merger with a public entity;

     Whereas, the Company is seeking to raise additional capital through the private placement of its common stock;

      Whereas, the Company and the Employee agree to modify the Employment Agreement as follows:

      Article 3.3 Company Stock

      Change 4% of the Company's restricted and non-voting common stock to 130,0000 shares of the Company's restricted and non-voting common stock.

      AGREED AND ACCEPTED THIS 26 day of August, 1999 by and between

      East Coast Beverage Corp.               Employee


     /s/ John Calebrese                       /s/ Perry Maxwell
     John Calebrese, CEO                      Perry Maxwell

                              EMPLOYMENT AGREEMENT


      This agreement (the "Agreement") is entered into on the date set forth below by and between EAST COAST BEVERAGE CORPORATION, a corporation (the "Company") on the one hand, and Drew Carver (the "Employee") on the other, and is made with reference to the following facts.

A. The Company is in the business of manufacturing, marketing and selling various flavored beverages and related products and supplies both nationally and internationally, in food and other related industries.

B. The Employee has experience and expertise in the marketing and sales of such, or similar, products of the Company to businesses and customers in the industry. In particular, the Company is seeking to benefit from the experience and expertise of the Employee.

C. This Agreement is intended to reflect the agreement between the parties.

Now, therefore, the parties agree as follows:

                                   Article 1.
                                   DEFINITIONS

      For convenience, certain terms are defined in Article 1 of this Agreement. Where any terms so defined are also defined in any state or federal legislation, the terms as used herein shall have the meaning stated in Article 1.

1.1   "Annual salary"

This  shall mean the  guaranteed  Annual  Salary  that has been  referred  to in section 3.2 of this Agreement.

1.2   "Agreement"

This shall mean this Employment Agreement.

                                   Article 2.
                             OBLIGATIONS OF EMPLOYEE

2.1   Services

      Employee shall perform the assignments and duties pursuant to the terms and conditions of this Agreement. These duties shall include, but shall not be limited to, those items listed in Exhibit A, which is attached hereto.

2.2   Exclusivity

      For the Term, Employee shall work only for the Company and shall not perform services of any kind for any person or entity other than the Company. He agrees to devote full time, ability, attention, energy, knowledge and skills solely and exclusively to performing the duties relating to the Company business.

2.3   Confidentiality

      Employee shall execute the Company Confidentiality Agreement presently in effect and any subsequent, and similar Agreement of the Company.

                                   Article 3.
                            COMPENSATION AND BENEFITS

      3.1   Compensation

      Subject to the terms and conditions of this Agreement, Employee shall receive the compensation as set out herein.

3.2   Annual Salary

      Employee shall receive a salary of $95,000.00 (Ninety-Five Thousand Dollars) per year. Said salary shall be divided in equal installments, as determined by the Company, but no less than monthly.

3.3   Company Stock

      The Company shall issue to the Employee the equivalent of a four (4%) percent interest of common stock. Said stock shall be restricted and contain in its legend, certain limitations which will provide that said stock shall not be assigned, liquidated, transferred, sold or negotiated for a period of three years from issuance. Further, said stock shall be a non-voting stock and shall only be sold, transferred, assigned, liquidated or otherwise negotiated, in the event of a sale of more than seventy-five (75%) percent of the outstanding shares of the Company or after a period of two years. Further said stock shall be issued thirty (30) days after execution of contract

3.4   Other Payments

      In addition to the Salary payable hereunder, Company shall pay to Employee the following:

      (a) Company credit card will be made available to the Employee with a pre-determined limit, set by the Company, to be used exclusively for Company business, and will be subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;
      (b) reimbursement for reasonable and necessary telephone and postage expenses, payable in arrears, subject to satisfactory expense reports and receipts submitted to the Company on a monthly basis;

      (c) a two week vacation after each year of service; to be taken at a time subject to prior approval of the Company, but in no event, shall vacation be scheduled in the summer months;
      (d) a $500.00 (five hundred dollar) monthly automobile allowance, with the Employee responsible for any and all costs in excess of that amount;
      (e)  performance  clause to earn twenty ($.20) cents per case per quarter;
      (f) a one time signing bonus often thousand ($10,000) dollars at the commencement of the agreement.

      Employee shall be solely responsible for medical, dental and/or life insurance during the term of this agreement.

                                   Article 4.
                                   TERMINATION

4.1   Termination by Company

      This Agreement may be terminated by the Company without notice for Cause. This Agreement may also terminate automatically without notice on the occurrence of the Employee failing to comply with his obligations under section 2.2 above either as a result of death, Disability, or other incapacity or reason.

4.2   Obligations upon termination

      Upon termination of this Agreement, with or without cause, Employee shall immediately return to the Company all files, records, documents, specifications equipment, and similar items relating to the business of the Company, whether prepared by the Employee or otherwise coming into his possession.

                                   Article 5.
                                     GENERAL

5.1   Entire Agreement

      This Agreement is the final and exclusive statement of all agreements and understandings between the parties with respect to the subject matter described herein. There are no other agreements, representations, warrants or conditions other than those contained hereunder.

      5.2   Changes, modifications or alterations

      No Change, modification or alteration of this Agreement shall be effective unless in writing and signed by all parties.

      5.3   No Waiver

      No waiver of any provision of this Agreement or of the rights and obligations of the parties shall be effective unless in writing and signed by the party waiving compliance. Any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

5.4   Severability

      If all or any part of this Agreement is found invalid or unenforceable pursuant to judicial decree, the remainder of this Agreement shall remain valid and enforceable.

5.5   Governing law

      Governing law of this Agreement shall be the law of the state of California. This Agreement is deemed to have been entered into in California and both parties agree to submit to personal jurisdiction of California state and federal courts. Any suit brought to enforce this Agreement shall be brought only in the state or Federal courts of California and each party agrees to service of process by certified U.S. Mail sent by a registered process server.

5.6   Notices

      Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given on the date of service, or on the 3rd day after mailing by registered or certified mail, postage pre-paid and properly addressed, at the following addresses:

       The Company
       East Coast Beverage Corporation
       1750 University Drive, Suite 117
       Coral Springs, FL 33071
      Attn: JohnCalebrese

       The Employee
       Drew Carver
       3852 E. Kersan
       Phoenix, AZ 85044

Courtesy copies of any notices to the Company shall also be sent to:

       John M. Downer, Esquire
       3080 Bristol Street, Suite 630
       Costa Mesa, CA 92626

5.7   Assignment

      This Agreement is a personal one, being entered into in reliance upon and in consideration of the singular personal skill and qualifications of the Employee. Employee shall therefore not voluntarily or by operation of law assign, subcontract any portion of, or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempted assignment or transfer by Employee shall be wholly void. Company shall have the right to assign this Agreement to any affiliated entity or by operation of law.

5.8   Subject Headings

      Subject headings of the articles and sections of this Agreement are included for convenience only, and shall not affect the construction or interpretation of its provisions.

5.9   Preamble; Exhibits

      The preamble to this Agreement and the Exhibits hereto are hereby incorporated herein by reference.

5.10  Counterparts

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

5.11  Joint Drafting

      This agreement shall be deemed to have been drafted by the parties jointly.

5.12  Advice of Counsel

      Employee has been given an opportunity to consult with independent counsel of its choice prior to executing this Agreement. Employee has been advised and encouraged not to execute this Agreement without first consulting with counsel.

5.13  Reservation of Management Rights

      Except as expressly provided herein, the Company exclusively reserves all inherent rights and responsibilities including, but not limited to, the right to promulgate rules and regulations necessary for the management, operation and supervision of the Company and its business.

EAST COAST BEVERAGE CORPORATION

By: /s/ John Calebrese

Name. John Calebrese
Title: President
Date: 10-10-98

EMPLOYEE

/s/ Drew Carver
Name:  Drew Carver

Date:  10-8-98

                                   EXHIBIT "A"

                           (EMPLOYEE JOB DESCRIPTION)

                      VICE PRESIDENT - BUSINESS DEVELOPMENT

                        ADDENDUM TO EMPLOYMENT AGREEMENT

     Addendum to Employment Agreement by and between East Coast Beverage Corp. (the
"Company"), and Drew Carver (the "Employee") dated October 8, 1998.

       Whereas, the Company plans a reverse merger with a public entity;

     Whereas, the Company is seeking to raise additional capital through the private placement of its common stock;

       Whereas, the Company and Employee agree to modify the Employment Agreement as follows:

       Article 3.3 Company Stock

       Change 4% of the Company's restricted and non-voting common stock to 130,000 shares of the Company's restricted and non-voting common stock.

       AGREED AND ACCEPTED THIS 26 day of August, 1999 by and between:

       East Coast Beverage Corp.             Employee:

       /s/ John Calebrese                    /s/ Drew Carver
       John Calebrese, CEO                   Drew Carver